December 6, 2013

Office of Insurance Products
Division of Investment Management
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

Re:	Initial Registration Statements on Form N-4
Pruco Life of New Jersey Flexible Premium Variable Annuity Account (“Registrant”) Pruco Life Insurance Company of New Jersey (“Depositor)

Members of the Commission:

Enclosed for filing is an initial Registration Statement on Form N-4 for Pruco Life of New Jersey Flexible Premium Variable Annuity Account.  The Registration Statement describes a new flexible premium deferred variable annuity contract to be issued by Pruco Life Insurance Company of New Jersey on or about April 18, 2014.  Throughout the registration statement, we refer to the Annuity as the “ABC Annuity” because we have not yet determined the marketing name.

The ABC Annuity is available with two share classes, a “B Series” and a “C Series”.  There is an optional death benefit available under the contracts for both Series.  Also, the ABC Annuity will have a number of variable investment options that invest in portfolios of the Advanced Series Trust.  As of the date of this filing, we have not determined what variable investment options will be included.

As noted above, we plan on offering the ABC Annuity on or about April 18, 2014.  To that end, we would appreciate staff comments on or before February 7, 2014.  After receiving and addressing staff comments, we will file a Pre-Effective Amendment to the Registration Statement that will include, among other things, the final line-up of variable investment options, financial statements of the Depositor and Registrant and any other exhibits required by Form N-4.

We appreciate your attention to this filing.  Please feel free to contact me directly at 973-802-3716.

/s/ William J. Evers
William J. Evers
Vice President and Corporate Counsel